Taxation	12 Months Ended
Jun. 30, 2024
Taxation [Abstract]
TAXATION
16.	TAXATION

Cayman Islands

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

Hong Kong

According to Tax (Amendment) (No. 3) Ordinance 2018 published by Hong Kong government, form April 1, 2018, under the two-tiered profits tax rates regime, the profits tax rate for the first HKD2 million of assessable profits will be lowered to 8.25% (half of the rate specified in Schedule 8 to the Inland Revenue Ordinance (IRO)) for corporations. MTV HK was not subject to Hong Kong profit tax for any period presented as it did not have assessable profit during the years presented.

PRC

Generally, the Group’s WFOE, which are considered PRC resident enterprises under PRC tax law, are subject to enterprise income tax on their worldwide taxable income as determined under PRC tax laws and accounting standards at a rate of 25%.

In January 2019, the State Administration of Taxation announced that from January 1, 2019 to December 31, 2021, small and low-profit enterprises can enjoy a 20% corporate income tax rate on 25% of their taxable income amount for the proportion of taxable income not exceeding RMB1 million; and a 20% corporate income tax on 50% of their taxable income amount of more than RMB1 million but not exceeding RMB3 million. The State Administration of Taxation further announced that from January 1, 2021 to December 31, 2022, for the portion of taxable income not exceeding RMB1 million, the amount of taxable income can be halved from 25% to 12.5%, and the corporate income tax will be levied at 20%, for small and low-profit enterprises, and from January 1, 2022 to December 31, 2024, small and low-profit enterprises can enjoy a 20% corporate income tax rate on 25% of the taxable income amount for the portion of taxable income more than RMB1 million but not exceeding RMB3 million.

The income tax provision consists of the following components:

	For the years ended
	June 30,
	2024	2023	2022
	USD	USD	USD
Current income tax expenses	(71,862)	(239,996)	-
Deferred income tax benefit	123,328	211,230	130,255
Total income tax benefit/(expense)	51,466	(28,766)	130,255

A reconciliation between the Group’s actual provision for income taxes and the provision at the PRC, mainland statutory rate is as follows:

	For the years ended
	June 30,
	2024	2023	2022
	USD	USD	USD
Income/(Loss) before income tax expenses	589,019	308,331	(2,022,836)
Computed income tax expense with statutory tax rate	(147,255)	(77,083)	505,709
Tax effect of non-deductible items	(10,674)	(711)	(1,835)
Changes in valuation allowance	-	(3)	(18,779)
Write-off of net operating losses carried forward	(72,665)	-	-
Effect of preferential tax rate	282,060	49,031	(354,840)
Income tax benefit/(expense)	51,466	(28,766)	130,255

As of June 30, 2024 and 2023, the significant components of the deferred tax liabilities are summarized below:

	As of June 30,
	2024	2023
Deferred tax assets:
Net operating loss carried forward	502,037	379,456
Allowance for doubtful accounts	928	1,735
Total deferred tax assets	502,965	381,191

As of June 30, 2024 and 2023, the Group had net operating loss carryforwards of approximately $4,390,265 and $3,973,825, respectively, which arose from the Group’s subsidiaries. As of June 30, 2024 and 2023, deferred tax assets from the net operating loss carryforwards amounted to $502,037 and $379,456, respectively.

As of June 30, 2024, net operating loss carryforwards will expire, if unused, in the following amounts:

2026	55,107
2027	851,328
2028	1,697,478
2029	1,154,846
2030	631,506
Total	4,390,265